                                  EXHIBIT 23.5

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



            As independent certified public accountants, we hereby consent to the incorporation by reference of our report dated March 18, 1994, covering the consolidated financial statements of HealthInfusion, Inc. and subsidiaries for the year ended December 31, 1993, and to all references to our Firm included in Amendment No. 1 to Form S-3 Registration Statement (No. 333-12955) of Coram Healthcare Corporation.



                                               /s/ ARTHUR ANDERSEN LLP



    Miami, Florida,

    November 7, 1996